Exhibit 10.1

FIRST AMENDMENT
TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 20, 2013 and is entered into by and among CNO FINANCIAL GROUP, INC., a Delaware corporation (the “Company”), JPMORGAN CHASE BANK, N.A., (“JPM”), as Agent (“Agent”), the Lenders signatory hereto, and, solely for purposes of Section IV hereof, the SUBSIDIARY GUARANTORS listed on the signature pages hereto, and is made with reference to that certain CREDIT AGREEMENT, dated as of September 28, 2012 (as amended through the date hereof, the “Credit Agreement”), by and among the Company, the Lenders, and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
WHEREAS, the Company has requested that Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and
WHEREAS, subject to certain conditions, the Lenders party hereto are willing to agree to such amendment relating to the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT

1.2	Amendments to Section 1.01: Definitions.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of May 20, 2013, among the Company, Agent, the Lenders and the Subsidiary Guarantors listed on the signature pages thereto.
“First Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section II of the First Amendment.
“Repurchase Agreement Indebtedness” means Indebtedness of the Company or any of its Restricted Subsidiaries arising under repurchase agreements or similar agreements entered into with a financial institution pursuant to which the Company or such Restricted Subsidiary sells Cash Equivalents or other securities to such financial institution and agrees to repurchase such Cash Equivalents or other securities at a specified purchase price at a future date, the amount of which Indebtedness shall, for purposes of calculating the Debt to Total Capitalization Ratio, be deemed to be, as of any date of determination, the repurchase price for such Cash Equivalents or other securities.
(b) The table in the definition of “Applicable Margin” and “Applicable Revolving Commitment Fee Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

Debt to Total Capitalization Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Base Rate Loans	Applicable Revolving Commitment Fee Percentage
> 25.0%	3.00%	2.00%	0.500%
≤ 25.0% ≥ 20.0%	2.75%	1.75%	0.500%
< 20.0%	2.50%	1.50%	0.375%

(c) The second sentence in the second paragraph of the definition of “Applicable Margin” and “Applicable Revolving Commitment Fee Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

“At any time the Company has not submitted to the Agent the applicable information as and when required under Section 6.02(a), the Applicable Margin and the Applicable Revolving Commitment Fee Percentage shall be determined as if the Debt to Total Capitalization Ratio were in excess of 25.0%.”
(d) The definition of “Debt to Capitalization Ratio” is hereby amended by deleting the “and” from clause (a)(i) thereof, adding the word “and” at the end of clause (a)(ii) and adding the following clause (a)(iii):

“(iii) Repurchase Agreement Indebtedness in an aggregate amount of up to $50,000,000”
(e) The proviso in the last paragraph of the definition of “Eurodollar Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

“provided that, (x) with respect to Tranche B-1 Term Loans, the Eurodollar Rate shall not be deemed to be less than 0.75% per annum and (y) with respect to Tranche B-2 Term Loans, the Eurodollar Rate shall not be deemed to be less than 1.00% per annum.”
(f) The definition of “Investment Grade Asset” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Investment Grade Asset” means any Investment with a fixed maturity that has a rating of (x) at least BBB- by S&P and, if such Investment is rated by Moody's, at least Ba2 from Moody's, (y) at least Baa3 by Moody's and, if such Investment is rated by S&P, at least BB from S&P, or (z) an NAIC rating of at least Class 2.”

1.2	Amendment to Section 2.09(c): Tranche B-2 Term Loan and Tranche B-2 Term Loan Prepayment Premium.

Clause (c) of Section 2.09 of the Credit Agreement is hereby amended by deleting the phrase “occurring on or prior to the first anniversary of the Closing Date” in the twelfth line thereof and replacing it with the phrase “occurring on or prior to the date that is 6 months after the First Amendment Effective Date.”

1.3	Amendment to Section 2.09(d)(iv): Restricted Payments.

Clauses (a) and (b) of Section 2.09(d)(iv) of the Credit Agreement are hereby amended and restated to read as follows:

“(a) equal to or less than 25.0%, but greater than 20%, the prepayment requirement shall be reduced to 33.33% or (b) equal to or less than 20%, the prepayment requirement set forth in this Section 2.09(d)(iv) shall not apply.”

1.4	Amendments to Section 2.10: Interest.

(a)Clause (a)(iii) of Section 2.10 of the Credit Agreement is hereby amended and restated to read as follows:

“(iii)     in the case of Tranche B-1 Term Loans:
(1)     if a Base Rate Loan, at the Base Rate plus 1.25% per annum; or
(2)     if a Eurodollar Rate Loan, at the Eurodollar Rate plus 2.25% per annum;”
(b)Clause (a)(iv) of Section 2.10 of the Credit Agreement is hereby amended and restated to read as follows:

“(iv)     in the case of Tranche B-2 Term Loans:
(1)     if a Base Rate Loan, at the Base Rate plus 1.75% per annum; or
(2)     if a Eurodollar Rate Loan, at the Eurodollar Rate plus 2.75% per annum.”

1.5	Amendment to Section 2.15: Incremental Facilities.

Clause (b)(1)(iii) of Section 2.15 of the Credit Agreement is hereby amended by deleting the phrase “to equal the Weighted Average Yield then applicable to the New Term Loans” at the end of the proviso therein and replacing it with the phrase “to be equal to the Weighted Average Yield then applicable to the New Term Loans minus 0.50% per annum”.

1.6	Amendment to Section 7.08: Restricted Payments.

Clause (d) of Section 7.08 of the Credit Agreement is hereby amended by replacing “22.5%” therein with “25.0%”.

SECTION II.	CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):
A. Execution. The Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Company, each Guarantor and the Administrative Agent, and (ii) lender addenda, in the form of Exhibit A hereto, from Lenders that together constitute the Required Lenders.

B. Tranche B-1 Term Loan and Tranche B-2 Term Loan Prepayment Premium. The Agent shall have received, for the ratable benefit of each Lender of Tranche B-1 Term Loans and Tranche B-2 Term Loans, in immediately available funds, an amount equal to 1% of the aggregate outstanding principal amount of Term Loans held by such Lenders immediately prior to the First Amendment Effective Date as required by Section 2.09(c) of the Credit Agreement.

C. Fees. The Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or any other Loan Document.

D. Necessary Consents. The Company shall have obtained all material governmental authorizations and third party approvals (or arrangements reasonably satisfactory to the Agent in lieu of such approvals) necessary in connection with the transactions contemplated by this Amendment, in each case except for such authorizations and approvals as would not be reasonably likely to have a Material Adverse Effect.

SECTION III.	REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender party hereto that the following statements are true and correct in all material respects:
A. Corporate Power and Authority. The transactions contemplated to be carried out hereby by the Company are within its corporate or other organizational powers. The transactions contemplated to be carried out hereby by the Company (including the execution, delivery and performance by the Company of this Amendment and the Credit Agreement as amended by this Amendment (the “Amended Agreement”)) have been duly authorized by all necessary corporate or other organizational action of the Company, and do not and will not (a) contravene the terms of any of the Company's Organization Documents; (b) conflict with or result in any breach or contravention of, or result in or require the creation of any Lien (other than the Transaction Liens and the Liens securing the Senior Secured Notes) under, any document evidencing any material Contractual Obligation to which the Company is a party; or (c) violate any Requirement of Law or any order, injunction, writ or decree of any Governmental Authority to which the Company or its property is subject, except to the extent that such violations, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

B. Government Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the transactions contemplated to be carried out hereby by the Company (including the execution, delivery or performance by, or enforcement against, the Company of each Loan Document to which it is a party), except such as have been obtained and are in full force and effect.

C. Binding Effect. This Amendment has been duly executed and delivered by the Company and each other Obligor party hereto and constitutes a legal, valid and binding obligation of the Company or such Obligor, as the case may be, in each case enforceable against the Company or such Obligor, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

D. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article 5 of the Amended Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

E. Absence of Default. No Default or Event of Default has occurred and be continuing as of the First Amendment Effective Date or immediately after giving effect to the transactions contemplated by this Amendment.

SECTION IV.	ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).
Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be im-paired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION V.	REPLACEMENT OF NON-CONSENTING LENDERS.

A. Each Lender that has not delivered an executed counterpart of this Amendment to the Agent on or prior to 4:00 p.m. (New York time) on May 14, 2013 (as such time and date may be extended by the Agent with the consent of the Company) shall be a Non-Consenting Lender (each such Non-Consenting Lender, a “Replaced Lender”).

B. In connection with the foregoing and in accordance with, the provisions of Section 10.14 of the Credit Agreement, on the First Amendment Effective Date, the Company will cause each Replaced Lender, if any, to be replaced by an Eligible Assignee; it being understood and agreed that any and all accrued interest, fees and other amounts (excluding principal of the Loans) required to be paid to any Replaced Lender pursuant to Section 10.14 of the Credit Agreement shall be paid by the Company and not such Eligible Assignee (it being further understood that, to the extent any such accrued interest, fees and other amounts are paid to any Replaced Lender by the Company, the Company shall not be required to pay the same to such Eligible Assignee).

C. The Agent hereby waives payment of the assignment fee pursuant to Section 10.07(b) and Section 10.14(a) of the Credit Agreement in connection with the assignments effected pursuant to this Section V.

SECTION VI.	MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

B. Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

C. Severability; Applicable Law; Waiver of Jury Trial. This Amendment shall be construed in accordance with and governed by the law of the State of New York. Section 10.13 (Severability) of the Credit Agreement, Section 10.15 (Governing Law; Jurisdiction; Consent to Service of Process of the Credit Agreement and Section 10.16 (WAIVER OF JURY TRIAL) of the Credit Agreement shall apply mutatis mutandis to this Amendment as if fully set forth herein.

D. Counterparts. This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or other electronic transmission (e.g., “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart hereof.

E. Entire Agreement. This Amendment, together with any engagement documents and any separate agreements with respect to fees payable to financial institutions in connection herewith, embodies the entire agreement and understanding among the Company, the Lenders and the Agent and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:	CNO FINANCIAL GROUP, INC.

By: /s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President, Treasury and
Investor Relations

[CNO Financial Group, Inc. - Signature Page to First Amendment]

GUARANTORS :	CNO SERVICES, LLC

By: /s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President, Treasury and
Investor Relations

AMERICAN LIFE AND CASUALTY MARKETING
DIVISION CO.
CDOC, INC.
CNO MANAGEMENT SERVICES COMPANY
40|86 ADVISORS, INC.
40|86 MORTGAGE CAPITAL, INC.
PERFORMANCE MATTERS ASSOCIATES, INC.
PERFORMANCE MATTERS ASSOCIATES OF
TEXAS, INC.
K.F. AGENCY, INC.

By: /s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President andTreasurer

[CNO Financial Group, Inc. - Signature Page to First Amendment]

ACKNOWLEDGED AND ACCEPTED:

JPMORGAN CHASE BANK, N.A.,
as Agent

By: /s/ Kristen M. Murphy
Authorized Signatory

[CNO Financial Group, Inc. - Signature Page to First Amendment]

Exhibit A
LENDER ADDENDUM TO
FIRST AMENDMENT TO
CREDIT AGREEMENT
This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment to Credit Agreement, dated as of May __, 2013 (the “Amendment”), made with respect to the Credit Agreement, dated as of September 28, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CNO Financial Group, Inc. (the “Borrower”), each of the Lenders party thereto, J.P. Morgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a consenting Lender (in such capacity, a “Consenting Lender”), the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its existing Loans (“Existing Loans”) as Loans pursuant to the Credit Agreement as so amended (“Continued Loans”) on the First Amendment Effective Date. The undersigned institution hereby makes the election to (a) continue to hold its Continued Loans on and after the First Amendment Effective Date or (b) request that its Continued Loans be assigned on or promptly after the First Amendment Effective Date pursuant to procedures specified by the Administrative Agent, or a combination of the two options as specified below, it being understood and agreed by the undersigned institution that, notwithstanding the foregoing or anything in the Credit Agreement to the contrary, if the undersigned institution requests that any of its Continued Loans be assigned as contemplated in the foregoing clause (b), the undersigned institution will, for purposes of the allocation or reallocation of Loans in connection with the amendment, be treated as a Non-Consenting Lender and must assign all of its Loans to the Eligible Assignee designated by the Borrower on the First Amendment Effective Date for further assignment back to such Lender thereafter.

By its signature hereto, each Continuing Term Lender is electing to consent by Option A or Option B (or a combination thereof) for the full principal amount of Loans held, as specified below:

PLEASE CHECK:

OPTION A - CASHLESS CONTINUATION ELECTION
ALL

OTHER AMOUNT $_____________

OPTION B - CASH ASSIGNMENT ELECTION
ALL

OTHER AMOUNT $_____________

Name of Institution:___________________	For any institution requiring a second signature line:

Executing as a Consenting Lender:
By:_________________________________	By:_________________________________
Name:	Name:
Title:	Title:

[Lender Addendum Signature Page]